Other Financial Expenses, Net (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Schedule of Other Financial Expenses, Net	Other financial expenses, net is comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2021	2020	2019
Yard cost cover expense	(12.8)	(5.3)	—
Amortization of deferred finance charges	(6.5)	(5.6)	(3.6)
Bank commitment, guarantee and other fees	(4.2)	(2.6)	(3.4)
Foreign exchange (loss) / gain	(2.8)	1.5	0.7
Other financial income / (expenses)	4.5	3.7	(2.2)
Loss on forward contracts (1)	—	(26.6)	(29.2)
Realized gain on financial instruments (1)	—	1.5	—
Change in fair value of call spreads (2)	—	(2.3)	(0.5)
Realized loss on marketable debt securities (3)	—	—	(15.4)
Expensed loan fees related to settled debt	—	—	(5.6)
Total	(21.8)	(35.7)	(59.2)
(1) Loss on forward contracts of $26.6 million and $29.2 million for the years ended December 31, 2020 and 2019, respectively, relates to the forward contract to acquire 4.2 million shares in Valaris plc. During the year ended December 31, 2020, we settled in full our forward position and took delivery of 4.2 million shares in Valaris plc. The total realized loss on expiration of the contracts was $91.0 million. Total cash required to take delivery of the forwards was $92.5 million, of which $91.2 million was held as restricted cash at the time of settlement. Subsequently all shares were sold for total proceeds of $3.0 million, resulting in a gain of $1.5 million.
(2) Change in the fair value of call spreads relates to the call spread on our convertible bonds. The fair value is determined using the Black Scholes model for option pricing. There was no change in the fair value of the call spread for the year ended December 31, 2021.
(3) During the year ended December 31, 2019, the Company sold all its marketable securities. Total net proceeds received was $13.3 million, resulting in a realized loss of $15.4 million.